UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 24, 2005

                        MCKENZIE BAY INTERNATIONAL, LTD.
                          (EXACT NAME OF REGISTRANT AS
                           SPECIFIED IN ITS CHARTER)

                      DELAWARE                               000-49690
   (STATE OR OTHER JURISDICTION OF INCORPORATION)    (COMMISSION FILE NUMBER)

                                   51-0386871
                                 (IRS EMPLOYER
                              IDENTIFICATION NO.)

                                 975 SPAULDING
                                ADA, MICHIGAN
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                     49301
                                  (ZIP CODE)
                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE:  (616) 940-3800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

=============================================================================

Item 8.01 Other Events.

McKenzie Bay International, Ltd. (the "Company") issued a press release, dated March 23, 2005 entitled-"MCKENZIE BAY UNVEILS NEXT GENERATION WIND TURBINE DESIGN, ANTICIPATES COMMERCIAL INSTALLATIONS THIS SUMMER"; subtitle-"Blending Function and Form, the WindStor(SM) Wind Turbine is Designed to be Safe and Economical On or Near Urban Buildings"

The press release is in its entirety below:

Wednesday March 23, 10:00 am ET

MCKENZIE BAY UNVEILS NEXT GENERATION WIND TURBINE DESIGN, ANTICIPATES COMMERCIAL INSTALLATIONS THIS SUMMER

Blending Function and Form, the WindStor(SM) Wind Turbine is Designed to be Safe and Economical On or Near Urban Buildings

FARMINGTON HILLS, Mich.--(BUSINESS WIRE)--March 23, 2005-- McKenzie Bay International Ltd. (OTCBB:MKBY - News) today introduces the commercial production design of its WindStor(SM) Wind Turbine. A significant departure from traditional, propeller-airplane-like wind turbines, this innovative design features three curving blades coming together at the top of the mast, combining grace, beauty, strength and efficiency. The design is believed to enjoy many advantages over other wind turbine technologies for urban applications, including innovative safety redundancies, noise reduction engineering and some say it is beautiful! Illustrations of the new design can be viewed at the company's website at www.mckenziebay.com ("About Us").

According to Guy Battle, founding partner of London, England based Battle McCarthy Consulting Engineers and Landscape Architects, "The world is facing one of its sternest challenges in the coming years. How do we continue to grow, provide wealth, and yet respect and preserve the Earth? Part of the answer lies in creating buildings that are not only resource efficient, but also actually collect their own energy. This new approach by McKenzie Bay may be the perfect solution."

"WindStor(SM)offers the prospect for the best of all worlds," says McKenzie Bay President and CEO Gary Westerholm. "Assuming that WindStor(SM) performs as we anticipate, business owners should be able to retain the stability of utility power while enjoying energy cost savings without financial risks; utilities win because distributed energy reduces stress on the grid; our country's homeland security wins through diversification of our power supply; our shareholders win because we expect to be cost competitive and earn a profit; and the environment wins by reducing fossil fuel consumption and air pollution while helping to build a secure and sustainable future."

McKenzie Bay's building integrated wind turbine solution will produce power whenever there is sufficient wind. The turbine has been finely engineered and is a result of over 20 years of research. It is robust, efficient, safe, and is aesthetically pleasing to the eye.

Brian Douglas, Director of Business Development at the Association of Energy Engineers says, "This breakthrough design is one of the most innovative we have seen in years. We anticipate great things from this cutting edge wind power design and system, which seems to embody both renewable energy benefits and emerging technology advantages."

WindStor Power Co., a wholly owned McKenzie Bay subsidiary, intends to sell electricity to customers and, after negotiating power purchase agreements, begin to contract-manufacture and install WindStor Wind Turbines. WindStor Power Co.'s ability to contract manufacture and install WindStor(SM)is dependant upon sufficient wind power at specific sites, satisfactory resolution of all regulatory issues, approval of site plans and its ability to obtain adequate financial resources.

About McKenzie Bay: Michigan-based McKenzie Bay subsidiary WindStor Power Co is the owner and developer of WindStor(SM), a wind energy system designed to integrate distributed generation wind power installed on or near a building with grid power. WindStor(SM) will feature WindStor Wind Turbines, a proprietary system integrator and, if applicable, a battery.

This information statement contains statements that are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as 'estimates,' 'anticipates,' 'plans,' 'believes,' 'projects,' 'expects,' 'intends,' 'predicts,' 'future,' 'may,' 'potential,' 'contemplates,' 'will,' 'should,' 'could,' 'would' or the negative of such terms or other comparable terminology. These statements relate to the Company's future operations and financial performance or other future events. These statements are only predictions and not guarantees of future success. Many of the forward-looking statements are based on assumptions about future events that may prove inaccurate. Actual events, results, performance or achievements may differ materially from the events, results, performance or achievements discussed in the forward-looking statements. These differences may result from a variety of factors, including the following: lack of operating history; unavailability of future equity infusions and other financing alternatives; failure or delays in further developing proprietary processes or effectively commercializing such processes; dependence on the success of entering the energy production market; and concentration of ownership of the Company's common stock by directors and officers. These and other factors that may emerge could cause decisions to differ materially from current expectations. McKenzie Bay undertakes no obligation to revise, update or clarify forward-looking statements to reflect events or conditions after the date of this information statement.

--------------------------------------------------------------------------------
Contact:
     McKenzie Bay International Ltd.
     Richard Kaiser, 800-631-8127
     email: rich@yesinternational.com

--------------------------------------------------------------------------------
Source: McKenzie Bay International Ltd.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


MCKENZIE BAY INTERNATIONAL, LTD.


Date:March 24, 2005

By: /s/ Gregory N. Bakeman
---------------------------
      Gregory N. Bakeman
      Chief Financial Officer,
      Treasurer and Director